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                                HARTFORD MUTUAL FUNDS
                            Supplement dated July 1, 1997
                         to the Prospectus dated May 1, 1997


    Effective July 1, 1997, Mark S. Waterhouse assumed portfolio management responsibility for the Hartford Small Company Fund. Mr. Waterhouse is a Vice President of Wellington Management Company, LLP. Prior to joining Wellington Management in 1995, Mr. Waterhouse was a portfolio manager with the Pioneer Group. He was previously a financial analyst at GTE Service Corporation from 1984.